Exhibit 32.2

Certification of Chief Financial Officer
Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

In connection with the Annual Report on Form 10-K for the year ended September 30, 2019 (the “Report”) of Alico, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Richard Rallo, Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer) of the Registrant, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes Oxley Act of 2002 that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: December 5, 2019	By:	/s/ Richard Rallo
Richard Rallo
Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)